UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                February 12, 2001
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                             ETRAVELSERVE.COM, INC.
 ------------------------------------------------------------------------------
              Exact name of registrant as specified in its charter)



                           Nevada 000-25003 36-3051776
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         (State or other jurisdiction (Commission File (I.R.S. Employer of incorporation or organization) Number) Identification Number)



                          22191 Powerline Road, Bay 22C
                            Boca Raton, Florida 33433
                         -------------------------------
                    (Address of principal executive offices)


                                  561-417-0688
                                  ------------
                  Registrant's telephone number, including area code.

Item 4.  Changes in Registrant's Certifying Accountant

         A. The company's accountants, Cross and Robinson, Tulsa, Oklahoma were dismissed effective February 12, 2001.

         B. No adverse opinion, disclaimer of opinion, modification, or qualification was issued by the former accountants in the last two years.

         C. The decision to change accountants was approved by the Board of Directors.

         D. During the past two fiscal years there were no material disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure.

         E. The company has retained Puritz & Weintraub, 2237 North Commerce Parkway, Suite 3, Weston, FL 33326, to serve as the company's accountants effective February 12, 2001.

         F. No consultation regarding the company has been conducted with the newly engaged accountants regarding any aspect of the company during the previous two fiscal years of the company.

         G. A copy of this notice was sent to Cross and Robinson on February 12, 2001 in compliance with Item 304(a)(1), Regulation S-K Subpart 229.300.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             ETravelServe.com, Inc.

                             By: /s/ Paul R. Johnson
                                ----------------------------------------------
                                Paul R. Johnson, President (Registrant)


                             Date: February 12, 2001
                                  --------------------------------------